File Number:  333-126384
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933


                                                                    May 8, 2006

                         Pioneer Treasury Reserves Fund
             Supplement to the December 1, 2005 Class A, B, C Shares
                         and Class Y Shares Prospectuses

Management

The following replaces the section entitled "Portfolio management":

Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of Seth Roman. Mr. Roman is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Roman joined Pioneer as a portfolio manager in March 2006 and has been an investment professional for over 10 years. Prior to joining Pioneer, Mr. Roman was a fixed income trader for Fidelity Management and Research Company.

The fund's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the fund.

                             ----------------------

General rules on buying, exchanging and selling your fund shares

Share price

The following language is inserted at the end of the first paragraph in the section entitled "Share price":

On any day that the money markets in which the fund invest close early, such as days in advance of holidays or in the event of an emergency, the fund reserves the right to advance the time when the fund's share price is determined (and by which transaction orders must be received) to the closing time of the markets.




                                                                   19249-01-0406
                                        (C) 2006 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC